SUNAMERICA SERIES TRUST
Supplement to the Prospectus
Dated May 3, 2004

MFS Mid-Cap Growth Portfolio. Under the section TRUST HIGHLIGHTS, under the heading "Risks of Investing in "Non-Diversified" Portfolios", the reference to MFS Mid-Cap Growth Portfolio will be deleted. Under the section MORE INFORMATION ABOUT THE PORTFOLIOS, under the heading "What additional risks normally affect the Portfolio", the non-diversified status as an additional risk will be deleted. MFS Mid-Cap Growth Portfolio will be considered a "diversified" portfolio.

Dated: July 6, 2004

Class 1 (Version D), Class 2 (Version G) and Class 3 (Version II)